Stock Options Plan	12 Months Ended
Dec. 31, 2011
Postemployment Benefits [Abstract]
Stock Options Plan
Stock Option Plans

In 2005, the board of directors adopted and the Company's stockholders approved the adoption of the 2006 Employee Stock Option Plan for the officers and employees of the Company. The Plan commenced January 1, 2006 and replaced the 1996 Employee Stock Option Plan, which expired December 31, 2005. The Plan covers 1,000,000 authorized shares of common stock reserved for issuance upon exercise of options granted or available for grant to employees and will expire on December 31, 2015. The Plan provides that the option price of qualified incentive stock options will be fixed by the Board of Directors, but will not be less than 100% of the fair market value of the stock at the date of grant. In addition, the Plan provides that the option price of nonqualified stock options (NQSO's) also will be fixed by the board of directors, however for NQSO's the option price may be less than 100% of the fair market value of the stock at the date of grant. Options granted are exercisable one year after the grant date, will vest over a four-year period and expire ten years after the grant date.

In 2000, the board of directors adopted and the Company's stockholders approved the adoption of the 2001 Directors' Stock Option Plan. The Plan commenced January 1, 2001 and replaced the 1990 Directors' Stock Option Plan, which expired December 31, 2000. The Plan covered 343,100 authorized shares of common stock reserved for issuance upon exercise of options granted or available for grant to non-employee directors and expired on December 31, 2010. In 2010, the Company's shareholders approved the adoption of the 2011 Directors' Stock Option Plan. The Plan commenced January 1, 2011 and replaced the 2000 Directors' Stock Option Plan which expired December 31, 2010. The Plan covers 200,000 authorized shares of common stock reserved for issuance upon exercise of options granted or available for grant to directors,  directors emeritus, advisory directors, consultants and others with outstanding abilities to help the Company and will expire on December 31, 2020. Under the Company's Directors' Stock Option Plan, non-employee directors of the Company, consultants and others who are not regularly employed on a salaried basis by the Company may be entitled to an option to acquire shares, as determined by the board of directors, of the Company's common stock during each year in which the Director serves on the Board. The Plan provides that the option price will be fixed by the board of directors, but will not be less than 100% of the fair market value of the stock on the date of the grant.

As of December 31, 2011, there was $2.3 million of total unrecognized compensation cost related to non-vested stock option awards. The expense will be incurred over the next 4 year period with a weighted-average period of 2.5 years. Cash received from the exercise of options for 2011, 2010 and 2009 was $0, $78,000 and $633,000, respectively.

The fair value of each option grant was established at the date of grant using the Black-Scholes option pricing model. The Black-Scholes option valuation model was developed for use in estimating the fair value of traded options, which have no vesting restrictions and are fully transferable. In addition, option valuation models require the input of highly subjective assumptions including the stock price volatility. Because the Company's stock options have characteristics significantly different from those of traded options and because changes in the subjective input assumptions can materially affect the fair value estimate, in management's opinion, the existing models do not necessarily provide a reliable single measure of the fair value of the Company's stock options. The Company used the Black-Scholes model and the following weighted-average assumptions for 2011, 2010 and 2009, respectively: risk-free interest rates of 3.0%, 3.3% and 2.5%; volatility factors of the expected market price of the Company's common stock of .46, .45 and .32; assumed forfeiture rates of 1.67%, 1.72% and 2.12%; weighted-average expected lives of the options of 7.5 years for the three years presented and no cash dividends. Based upon these assumptions, the weighted-average fair value of options granted was $6.42, $6.47 and $6.18 per option share for the years ended December 31, 2011, 2010 and 2009, respectively.

The Company recorded compensation expense of approximately $1.2 million for the year ended December 31, 2011 compared to $1.2 million and $1.4 million for the years ended December 31, 2010 and 2009, respectively. The tax benefit associated with compensation expense was $203,000, $214,000 and $208,000 for 2011, 2010 and 2009, respectively.

Stock option transactions under the Plans were as follows:

	Years Ended December 31,
	2011		2010		2009
	Options	Weighted Avg. Exercise Price	Options	Weighted Avg. Exercise Price	Options	Weighted Avg. Exercise Price
Outstanding at beginning of year	1,069,774	$21.74	1,030,267	$22.92	943,915	$24.42
Granted	242,300	12.01	192,900	12.31	211,270	15.69
Exercised	—	—	(13,508)	7.92	(49,702)	13.40
Forfeited/expired	(236,007)	15.76	(139,885)	18.75	(75,216)	27.66
Outstanding at end of year	1,076,067	$20.86	1,069,774	$21.74	1,030,267	$22.92
Exercisable at December 31	670,258	$25.08	663,259	$24.63	619,490	$23.62
Options available for grant at December 31	549,003		511,525		624,085
Weighted-average fair value of options granted during the year		$6.42		$6.47		$6.18

Options exercisable and outstanding at December 31, 2011 had an intrinsic value of $0. The intrinsic value of options exercised was $77,000 in 2010 and $282,000 in 2009. There were no options exercised in 2011.

The Company allows for option exercises to be paid for in cash or in whole or in part with Metro stock owned by the optionee. The value of the stock used to exercise the options is the fair market value on the date of exercise.  Stock option exercises paid for with the Company's stock were 2,130 shares and 1,695 shares for the years ended December 31, 2010 and 2009, respectively.

Exercise prices for options outstanding as of December 31, 2011 are presented in the following table:

	Options Outstanding	Weighted Avg. Exercise Price	Weighted Avg. Remaining Contractual Life	Options Exercisable	Weighted Avg. Exercise Price
Options with exercise prices ranging from $8.46 to $16.41	478,235	$13.26	8.3 Years	103,249	$14.82
Options with exercise prices ranging from $16.42 to $25.38	193,615	21.36	1.6 Years	192,715	21.37
Options with exercise prices ranging from $25.39 to $33.50	404,217	29.62	4.8 Years	374,294	29.83
Total options outstanding with exercise prices ranging from $8.46 to $33.50	1,076,067	$20.86	5.8 Years	670,258	$25.08

The remaining weighted-average contractual life for options exercisable at December 31, 2011 is 4.2 years.

The following table represents non-vested options as of December 31, 2011:

		Number of Shares	Weighted Avg. Grant Date Fair Value
Non-vested options,	December 31, 2010	406,515	$7.64
Granted		242,300	6.42
Vested		(140,210)	8.42
Forfeited		(102,796)	6.83
Non-vested options,	December 31, 2011	405,809	$6.84